Mammoth Energy Services, Inc. Announces
Third Quarter 2019 Operational and Financial Results

OKLAHOMA CITY, OKLAHOMA, November 7, 2019 - Mammoth Energy Services, Inc. ("Mammoth" or the "Company") (NASDAQ: TUSK) today reported financial and operational results for the third quarter ended September 30, 2019.

Financial Highlights for the Third Quarter of 2019:

Total revenue was $113.4 million for the three months ended September 30, 2019, down from $181.8 million for the three months ended June 30, 2019 and down from $384.0 million for the three months ended September 30, 2018.

Net loss for the three months ended September 30, 2019 was $35.7 million, or $0.79 per fully diluted share, as compared to net loss of $10.9 million, or $0.24 per fully diluted share, for the three months ended June 30, 2019 and net income of $69.5 million, or $1.54 per fully diluted share, for the three months ended September 30, 2018.

Adjusted EBITDA (as defined and reconciled below) was ($3.8) million for the three months ended September 30, 2019, down from $8.6 million for the three months ended June 30, 2019 and down from $183.6 million for the three months ended September 30, 2018.

Arty Straehla, Mammoth's Chief Executive Officer, stated, “Given the current state of the oilfield services market, we continue to look for investment opportunities in the industrial sector that enhance our current service offerings and further diversify our cash flow. With that objective in mind, during the third quarter we started two new businesses organically, engineering services and equipment manufacturing. The startup of a manufacturing business will enable us to repair our existing equipment in-house as well as manufacture equipment used across our businesses.”

Infrastructure Services

Mammoth's infrastructure services segment contributed revenues of $37.3 million for the three months ended September 30, 2019, a decrease from $41.8 million for the three months ended June 30, 2019 and a decline from $237.1 million for the three months ended September 30, 2018.

As of September 30, 2019, Mammoth had a total of approximately 140 transmission and distribution crews in the continental United States. Revenues for the Company's infrastructure operations in the continental United States increased approximately 21% from $30.9 million for the three months ended June 30, 2019 to $37.3 million for the three months ended September 30, 2019.

Pressure Pumping Services

Mammoth's pressure pumping division contributed revenues (inclusive of inter-segment revenues) of $44.6 million for the three months ended September 30, 2019, a decrease from $84.6 million for the three months ended June 30, 2019 and a decrease from $94.2 million for the three months ended September 30, 2018.

Mammoth's pressure pumping division completed a total of 783 stages for the three months ended September 30, 2019, as compared to 1,717 stages for the three months ended June 30, 2019 and 1,594 stages for the three months ended September 30, 2018. On average, 1.2 of our fleets were active for the three months ended September 30, 2019, compared to average utilization of 2.7 fleets during the three months ended June 30, 2019 and an average utilization of 3.5 fleets during the three months ended September 30, 2018.

Natural Sand Proppant Services

Mammoth's natural sand proppant division contributed revenues (inclusive of inter-segment revenues) of $18.4 million for the three months ended September 30, 2019, a decrease from $40.4 million for the three months ended June 30, 2019 and a decrease from $37.0 million for the three months ended September 30, 2018.

The Company sold 456,471 tons of sand during the three months ended September 30, 2019, a 44% decrease from the 812,611 tons sold during the three months ended June 30, 2019 and a 24% decrease from the 598,438 tons sold during the three months ended September 30, 2018. The Company's average sales price for the sand sold during the three months ended September 30, 2019 was $26.84 per ton, an 11% decrease from the $30.09 per ton average sales price during the three months ended June 30, 2019 and a 29% decrease from the $37.88 per ton average sales price during the three months ended September 30, 2018.

Blended production costs were approximately $12 per ton during the three months ended September 30, 2019, unchanged from the three months ended June 30, 2019 production costs and an 18% decrease from production costs of approximately $14.56 per ton during the three months ended September 30, 2018.

Other Services

Mammoth's other services, including contract land and directional drilling, coil tubing, pressure control, flowback, cementing, acidizing, equipment rentals, crude oil hauling and remote accommodations, contributed revenues (inclusive of inter-segment revenues) of $20.0 million for the three months ended September 30, 2019, a decrease from $28.4 million for the three months ended June 30, 2019 and a decrease from $35.7 million for the three months ended September 30, 2018.

An average of 541 pieces of equipment were rented during the three months ended September 30, 2019, down 10% from an average of 601 pieces of equipment rented during the three months ended June 30, 2019 and a 42% increase from an average of 381 pieces of equipment rented for the three months ended September 30, 2018. As a result of market conditions, the Company temporarily shut down its cementing and acidizing operations as well as its flowback operations during the third quarter of 2019.

Selling, General and Administrative Expenses

Selling, general and administrative ("SG&A") expenses were $14.4 million for the three months ended September 30, 2019, as compared to $9.5 million for the three months ended June 30, 2019 and ($45.3) million for the three months ended September 30, 2018.

Following is a breakout of SG&A expense (in thousands):

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Cash expenses:
Compensation and benefits	$4,777	$14,864	$2,154	$16,161	$33,541
Professional services	6,104	3,267	2,934	12,827	8,835
Other(a)	1,665	3,701	3,381	8,290	9,243
Total cash SG&A expense	12,546	21,832	8,469	37,278	51,619
Non-cash expenses:
Bad debt provision(b)	964	(68,333)	262	1,230	(14,543)
Equity based compensation(c)	—	—	—	—	17,487
Stock based compensation	913	1,177	724	2,705	3,751
Total non-cash SG&A expense	1,877	(67,156)	986	3,935	6,695
Total SG&A expense	$14,423	$(45,324)	$9,455	$41,213	$58,314

a.	Includes travel-related costs, IT expenses, rent, utilities and other general and administrative-related costs.

b.
During the three months ended September 30, 2018, the Company received payment for amounts previously reserved in 2017. As a result, during the three months ended September 30, 2018, the Company reversed bad debt expense of $16.0 million recognized in 2017 and $53.6 million of the bad debt expense recognized in the first half of 2018.

c.	Represents compensation expense for non-employee awards, which were issued and are payable by certain affiliates of Wexford (the sponsor level).

SG&A expenses, as a percentage of total revenue, were 13% for the three months ended September 30, 2019 as compared to 5% for the three months ended June 30, 2019 and (12%) for the three months ended September 30, 2018. Excluding bad debt expense, SG&A expenses as a percentage of total revenue were 12% for the three months ended September 30, 2019 as compared to 5% for the three months ended June 30, 2019 and 6% for the three months ended September 30, 2018.

Liquidity

As of September 30, 2019, Mammoth had cash on hand totaling $9.6 million and outstanding borrowings under its revolving credit facility of $80.0 million. As of September 30, 2019, the Company had $96.1 million of available borrowing capacity under its revolving credit facility, after giving effect to $8.7 million of outstanding letters of credit, resulting in total liquidity of approximately $105.7 million. As of November 5, 2019, the Company had cash on hand of $9.7 million and outstanding borrowings under its revolving credit facility of $80.0 million.

Capital Expenditures

The following table summarizes Mammoth's capital expenditures by operating division for the periods indicated (in thousands):

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Infrastructure services(a)	$122	$21,737	$2,177	$5,553	$78,293
Pressure pumping services(b)	2,963	8,042	4,013	14,305	24,141
Natural sand proppant services(c)	728	3,145	990	2,703	15,803
Other(d)	857	7,821	2,767	12,329	31,293
Total capital expenditures	$4,670	$40,745	$9,947	$34,890	$149,530

a.	Capital expenditures primarily for truck, tooling and other equipment for the periods presented.

b.	Capital expenditures primarily for pressure pumping and water transfer equipment for the periods presented.

c.	Capital expenditures primarily for maintenance for the 2019 periods presented and plant upgrades for the 2018 periods presented.

d.	Capital expenditures primarily for equipment for the Company's rental business and upgrades to its rig fleet for the periods presented.

Explanatory Note Regarding Financial Information

The financial information contained in this release should be read in conjunction with the financial information contained in Mammoth’s Annual Report filed on Form 10-K with the Securities and Exchange Commission ("SEC"), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings.

The Company's Chief Executive Officer and Chief Financial Officer comprise the Company's Chief Operating Decision Maker function ("CODM"). Segment information is prepared on the same basis that the CODM manages the segments, evaluates the segment financial statements and makes key operating and resource utilization decisions. Segment evaluation is determined on a quantitative basis based on a function of operating income (loss) as well as a qualitative basis, such as nature of the product and service offerings and types of customers.

Conference Call Information

Mammoth will host a conference call on Friday, November 8, 2019 at 2:00 p.m. CST (3:00 p.m. EST) to discuss its third quarter 2019 financial and operational results. The telephone number to access the conference call is 844-265-1561 in the U.S. and the international dial in is 216-562-0385. The conference ID for the call is 6576647. The conference call will also be webcast live on www.mammothenergy.com in the “Investors” section.

About Mammoth Energy Services, Inc.

Mammoth is an integrated, growth-oriented energy service company serving companies engaged in the exploration and development of North American onshore unconventional oil and natural gas reserves and government-funded utilities, private utilities, public investor-owned utilities and co-operative utilities through its energy infrastructure services. Mammoth’s suite of services and products include: pressure pumping services, infrastructure services, natural sand and proppant services and other energy services.

For additional information about Mammoth, please visit its website at www.mammothenergy.com, where Mammoth routinely posts announcements, updates, events, investor information and presentations and recent news releases.

Investor Contact:
Don Crist
Director of Investor Relations
dcrist@mammothenergy.com
405-608-6048

Media Contact:
Peter Mirijanian
peter@pmpadc.com
(202) 464-8803

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks and uncertainties, including those described in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings we make with the SEC, including those relating to our acquisitions and our contracts, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the failure to receive or delays in receiving governmental authorizations, approvals and/or payments; the outcome of an ongoing government investigation and legal proceedings relating to the contracts awarded to our subsidiary Cobra Acquisitions LLC by the Puerto Rico Electric Power Authority; our inability to replace the prior levels of work in our infrastructure segment; risks relating to economic conditions; the loss of or interruption in operations of one or more key suppliers or customers; the effects of government regulation, permitting and other legal requirements; operating risks; the adequacy of capital resources and liquidity; weather; natural disasters; litigation; competition in the oil and natural gas and infrastructure industries; and costs and availability of resources.

Investors are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

MAMMOTH ENERGY SERVICES, INC.
CONSOLIDATED BALANCE SHEETS

ASSETS	September 30,	December 31,
	2019	2018
CURRENT ASSETS	(in thousands)
Cash and cash equivalents	$9,598	$67,625
Accounts receivable, net	369,313	337,460
Receivables from related parties	8,542	11,164
Inventories	17,303	21,302
Prepaid expenses	7,613	11,317
Other current assets	682	688
Total current assets	413,051	449,556

Property, plant and equipment, net	381,656	436,699
Sand reserves	68,423	71,708
Operating lease right-of-use assets	47,959	—
Intangible assets, net - customer relationships	1,433	1,711
Intangible assets, net - trade names	5,415	6,045
Goodwill	98,051	101,245
Other non-current assets	7,101	6,127
Total assets	$1,023,089	$1,073,091
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$36,898	$68,843
Payables to related parties	486	370
Accrued expenses and other current liabilities	40,552	59,652
Current operating lease liability	17,142	—
Income taxes payable	32,453	104,958
Total current liabilities	127,531	233,823

Long-term debt	80,000	—
Deferred income tax liabilities	47,260	79,309
Long-term operating lease liability	30,827	—
Asset retirement obligation	3,559	3,164
Other liabilities	5,485	2,743
Total liabilities	294,662	319,039

COMMITMENTS AND CONTINGENCIES

EQUITY
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 45,021,461 and 44,876,649 issued and outstanding at September 30, 2019 and December 31, 2018	450	449
Additional paid in capital	534,284	530,919
Retained earnings	197,281	226,765
Accumulated other comprehensive loss	(3,588)	(4,081)
Total equity	728,427	754,052
Total liabilities and equity	$1,023,089	$1,073,091

MAMMOTH ENERGY SERVICES, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
	(in thousands, except per share amounts)
REVENUE
Services revenue	$85,783	$346,368	$115,760	$394,645	$1,210,572
Services revenue - related parties	15,000	18,933	36,837	95,910	108,632
Product revenue	9,710	14,955	18,362	40,381	67,703
Product revenue - related parties	2,924	3,787	10,861	26,439	24,979
Total revenue	113,417	384,043	181,820	557,375	1,411,886

COST AND EXPENSES
Services cost of revenue (exclusive of depreciation, depletion, amortization and accretion of $25,749, $27,810, $25,597, $77,028 and $79,283, respectively, for the three months ended September 30, 2019, September 30, 2018 and June 30, 2019 and nine months ended September 30, 2019 and 2018)	91,813	216,670	132,688	382,607	809,932
Services cost of revenue - related parties (exclusive of depreciation, depletion, amortization and accretion of $0, $0, $0, $0 and $0, respectively, for the three months ended September 30, 2019, September 30, 2018 and June 30, 2019 and nine months ended September 30, 2019 and 2018)	774	1,425	2,650	4,138	5,645
Product cost of revenue (exclusive of depreciation, depletion, amortization and accretion of $4,019, $4,183, $4,525, $11,414 and $10,376, respectively, for the three months ended September 30, 2019, September 30, 2018 and June 30, 2019 and nine months ended September 30, 2019 and 2018)	18,547	29,470	32,677	81,475	97,917
Selling, general and administrative	14,029	(45,761)	8,796	39,726	56,916
Selling, general and administrative - related parties	394	437	659	1,487	1,398
Depreciation, depletion, amortization and accretion	29,791	32,015	30,145	88,512	89,718
Impairment of long-lived assets	6,542	4,582	—	6,542	4,769
Total cost and expenses	161,890	238,838	207,615	604,487	1,066,295
Operating (loss) income	(48,473)	145,205	(25,795)	(47,112)	345,591

OTHER INCOME (EXPENSE)
Interest expense, net	(1,398)	(458)	(1,551)	(3,472)	(2,654)
Other, net	6,368	(400)	4,019	34,944	(914)
Total other income (expense)	4,970	(858)	2,468	31,472	(3,568)
(Loss) income before income taxes	(43,503)	144,347	(23,327)	(15,640)	342,023
(Benefit) provision for income taxes	(7,794)	74,835	(12,438)	2,625	174,265
Net (loss) income	$(35,709)	$69,512	$(10,889)	$(18,265)	$167,758

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment, net of tax of ($49), ($87), $92, $134 and $185, respectively, for the three months ended September 30, 2019, September 30, 2018 and June 30, 2019 and nine months ended September 30, 2019 and 2018)	(213)	327	350	493	(459)
Comprehensive (loss) income	$(35,922)	$69,839	$(10,539)	$(17,772)	$167,299

Net (loss) income per share (basic)	$(0.79)	$1.55	$(0.24)	$(0.41)	$3.75
Net (loss) income per share (diluted)	$(0.79)	$1.54	$(0.24)	$(0.41)	$3.73
Weighted average number of shares outstanding (basic)	45,020	44,756	45,003	44,984	44,718
Weighted average number of shares outstanding (diluted)	45,020	45,082	45,003	44,984	45,012
Dividends declared per share	$—	0.125	$0.125	$0.25	0.125

MAMMOTH ENERGY SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
	2019	2018
	(in thousands)
Cash flows from operating activities:
Net (loss) income	$(18,265)	$167,758
Adjustments to reconcile net (loss) income to cash (used in) provided by operating activities:
Equity based compensation	—	17,487
Stock based compensation	3,367	4,331
Depreciation, depletion, accretion and amortization	88,512	89,718
Amortization of coil tubing strings	1,236	1,473
Amortization of debt origination costs	245	299
Bad debt expense	1,230	(14,543)
Loss (gain) on disposal of property and equipment	245	(185)
Impairment of long-lived assets	6,542	4,769
Inventory obsolescence	1,349	—
Deferred income taxes	(32,183)	6,418
Other	(539)	—
Changes in assets and liabilities, net of acquisitions of businesses:
Accounts receivable, net	(33,042)	(132,553)
Receivables from related parties	2,622	8,453
Inventories	1,415	(2,665)
Prepaid expenses and other assets	3,713	1,814
Accounts payable	(27,187)	(5,179)
Payables to related parties	117	24
Accrued expenses and other liabilities	(19,121)	(405)
Income taxes payable	(72,501)	135,578
Net cash (used in) provided by operating activities	(92,245)	282,592

Cash flows from investing activities:
Purchases of property and equipment	(34,637)	(144,898)
Purchases of property and equipment from related parties	(253)	(4,632)
Business acquisitions	—	(14,456)
Contributions to equity investee	(680)	—
Proceeds from disposal of property and equipment	2,491	1,213
Net cash used in investing activities	(33,079)	(162,773)

Cash flows from financing activities:
Borrowings from lines of credit	138,000	77,000
Repayments of lines of credit	(58,000)	(176,900)
Dividends paid	(11,219)	(5,594)
Principal payments on financing leases and equipment financing notes	(1,534)	(219)
Net cash provided by (used in) financing activities	67,247	(105,713)
Effect of foreign exchange rate on cash	50	(51)
Net change in cash and cash equivalents	(58,027)	14,055
Cash and cash equivalents at beginning of period	67,625	5,637
Cash and cash equivalents at end of period	$9,598	$19,692

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,280	$2,726
Cash paid for income taxes	$116,448	$32,269
Supplemental disclosure of non-cash transactions:
Purchases of property and equipment included in accounts payable	$1,203	$21,124

MAMMOTH ENERGY SERVICES, INC.
SEGMENT INCOME STATEMENTS
(in thousands)

Three months ended September 30, 2019	Infrastructure	Pressure Pumping	Sand	All Other	Eliminations	Total
Revenue from external customers	$37,289	$43,887	$12,634	$19,607	$—	$113,417
Intersegment revenues	—	725	5,727	367	(6,819)	—
Total revenue	37,289	44,612	18,361	19,974	(6,819)	113,417
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	36,940	33,059	18,547	22,588	—	111,134
Intersegment cost of revenues	—	6,054	326	439	(6,819)	—
Total cost of revenue	36,940	39,113	18,873	23,027	(6,819)	111,134
Selling, general and administrative	7,322	3,669	1,314	2,118	—	14,423
Depreciation, depletion, amortization and accretion	7,953	10,176	4,022	7,640	—	29,791
Impairment of long-lived assets	—	—	—	6,542	—	6,542
Operating (loss) income	(14,926)	(8,346)	(5,848)	(19,353)	—	(48,473)
Interest expense, net	599	316	43	440	—	1,398
Other (income) expense, net	(6,239)	(3)	99	(225)	—	(6,368)
(Loss) income before income taxes	$(9,286)	$(8,659)	$(5,990)	$(19,568)	$—	$(43,503)

Three months ended September 30, 2018	Infrastructure	Pressure Pumping	Sand	All Other	Eliminations	Total
Revenue from external customers	$237,052	$93,360	$18,742	$34,889	$—	$384,043
Intersegment revenues	—	809	18,268	781	(19,858)	—
Total revenue	237,052	94,169	37,010	35,670	(19,858)	384,043
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	128,267	55,490	29,470	34,338	—	247,565
Intersegment cost of revenues	37	19,002	546	263	(19,848)	—
Total cost of revenue	128,304	74,492	30,016	34,601	(19,848)	247,565
Selling, general and administrative	(54,200)	4,508	1,618	2,750	—	(45,324)
Depreciation, depletion, amortization and accretion	6,591	12,720	4,184	8,520	—	32,015
Impairment of long-lived assets	—	143	—	4,439	—	4,582
Operating income (loss)	156,357	2,306	1,192	(14,640)	(10)	145,205
Interest expense, net	159	150	37	112	—	458
Other expense, net	181	2	199	18	—	400
Income (loss) before income taxes	$156,017	$2,154	$956	$(14,770)	$(10)	$144,347

Three months ended June 30, 2019	Infrastructure	Pressure Pumping	Sand	All Other	Eliminations	Total
Revenue from external customers	$41,821	$82,973	$29,223	$27,803	$—	$181,820
Intersegment revenues	—	1,668	11,170	584	(13,422)	—
Total revenue	41,821	84,641	40,393	28,387	(13,422)	181,820
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	44,864	59,835	32,676	30,640	—	168,015
Intersegment cost of revenues	—	11,797	1,141	562	(13,500)	—
Total cost of revenue	44,864	71,632	33,817	31,202	(13,500)	168,015
Selling, general and administrative	3,035	2,664	1,380	2,376	—	9,455
Depreciation, depletion, amortization and accretion	7,818	10,174	4,528	7,625	—	30,145
Operating income (loss)	(13,896)	171	668	(12,816)	78	(25,795)
Interest expense, net	386	452	72	641	—	1,551
Other expense, net	(4,045)	9	(32)	49	—	(4,019)
Income (loss) before income taxes	$(10,237)	$(290)	$628	$(13,506)	$78	$(23,327)

MAMMOTH ENERGY SERVICES, INC.
SEGMENT INCOME STATEMENTS
(in thousands)

Nine months ended September 30, 2019	Infrastructure	Pressure Pumping	Sand	All Other	Eliminations	Total
Revenue from external customers	$187,831	$217,456	$66,820	$85,268	$—	$557,375
Intersegment revenues	—	3,936	29,795	1,610	(35,341)	—
Total revenue	187,831	221,392	96,615	86,878	(35,341)	557,375
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	140,768	157,106	81,475	88,871	—	468,220
Intersegment cost of revenues	1	31,388	2,513	1,499	(35,401)	—
Total cost of revenue	140,769	188,494	83,988	90,370	(35,401)	468,220
Selling, general and administrative	19,874	9,544	4,214	7,581	—	41,213
Depreciation, depletion, amortization and accretion	23,490	30,244	11,423	23,355	—	88,512
Impairment of long-lived assets	—	—	—	6,542	—	6,542
Operating income (loss)	3,698	(6,890)	(3,010)	(40,970)	60	(47,112)
Interest expense, net	1,024	965	145	1,338	—	3,472
Other (income) expense, net	(35,108)	5	67	92	—	(34,944)
Income (loss) before income taxes	$37,782	$(7,860)	$(3,222)	$(42,400)	$60	$(15,640)

Nine months ended September 30, 2018	Infrastructure	Pressure Pumping	Sand	All Other	Eliminations	Total
Revenue from external customers	$922,761	$290,272	$92,684	$106,169	$—	$1,411,886
Intersegment revenues	—	6,441	48,186	4,974	(59,601)	—
Total revenue	922,761	296,713	140,870	111,143	(59,601)	1,411,886
Cost of revenue, exclusive of depreciation, depletion, amortization and accretion	532,532	183,695	97,917	99,350	—	913,494
Intersegment cost of revenues	2,582	50,578	5,851	590	(59,601)	—
Total cost of revenue	535,114	234,273	103,768	99,940	(59,601)	913,494
Selling, general and administrative	17,437	27,993	5,049	7,835	—	58,314
Depreciation, depletion, amortization and accretion	13,092	40,535	10,381	25,710	—	89,718
Impairment of long-lived assets	—	143	—	4,626	—	4,769
Operating income (loss)	357,118	(6,231)	21,672	(26,968)	—	345,591
Interest expense, net	341	995	193	1,125	—	2,654
Other expense (income), net	513	94	222	85	—	914
Income (loss) before income taxes	$356,264	$(7,320)	$21,257	$(28,178)	$—	$342,023

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of the Company's financial statements, such as industry analysts, investors, lenders and rating agencies. Mammoth defines Adjusted EBITDA as net income (loss) before depreciation, depletion, amortization and accretion expense, impairment of long-lived assets, inventory obsolescence charges, acquisition related costs, public offering costs, equity based compensation, stock based compensation, interest expense, net, other (income) expense, net (which is comprised of the (gain) or loss on disposal of long-lived assets) and provision (benefit) for income taxes, further adjusted to add back interest on trade accounts receivable. The Company excludes the items listed above from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within the energy service industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income (loss) or cash flows from operating activities as determined in accordance with GAAP or as an indicator of Mammoth's operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Mammoth's computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company believes that Adjusted EBITDA is a widely followed measure of operating performance and may also be used by investors to measure its ability to meet debt service requirements.

The following tables provide a reconciliation of Adjusted EBITDA to the GAAP financial measure of net income (loss) on a consolidated basis and for each of the Company's segments (in thousands):

Consolidated

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
Reconciliation of Adjusted EBITDA to net (loss) income:	2019	2018	2019	2019	2018
Net (loss) income	$(35,709)	$69,512	$(10,889)	$(18,265)	$167,758
Depreciation, depletion, accretion and amortization expense	29,791	32,015	30,145	88,512	89,718
Impairment of long-lived assets	6,542	4,582	—	6,542	4,769
Inventory obsolescence charges	1,349	—	—	1,349	—
Acquisition related costs	—	99	45	45	130
Public offering costs	—	260	—	—	991
Equity based compensation	—	—	—	—	17,487
Stock based compensation	1,134	1,415	944	3,367	4,331
Interest expense, net	1,398	458	1,551	3,472	2,654
Other (income) expense, net	(6,368)	400	(4,019)	(34,944)	914
Interest on trade accounts receivable	5,896	—	3,234	34,865	—
(Benefit) provision for income taxes	(7,794)	74,835	(12,438)	2,625	174,265
Adjusted EBITDA	$(3,761)	$183,576	$8,573	$87,568	$463,017

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Infrastructure Services

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
Reconciliation of Adjusted EBITDA to net (loss) income:	2019	2018	2019	2019	2018
Net (loss) income	$(10,763)	$78,405	$6,210	$31,113	$178,064
Depreciation and amortization expense	7,953	6,591	7,818	23,490	13,092
Acquisition related costs	—	—	12	12	(4)
Public offering costs	—	123	—	—	483
Stock based compensation	217	555	9	688	1,618
Interest expense	599	159	386	1,024	341
Other (income) expense, net	(6,239)	181	(4,045)	(35,108)	513
Interest on trade accounts receivable	5,896	—	3,234	34,865	—
Provision (benefit) for income taxes	1,477	77,612	(16,447)	6,670	178,200
Adjusted EBITDA	$(860)	$163,626	$(2,823)	$62,754	$372,307

Pressure Pumping Services

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
Reconciliation of Adjusted EBITDA to net (loss) income:	2019	2018	2019	2019	2018
Net (loss) income	$(8,659)	$2,154	$(290)	$(7,860)	$(7,320)
Depreciation and amortization expense	10,176	12,720	10,174	30,244	40,535
Impairment of long-lived assets	—	143	—	—	143
Acquisition related costs	—	6	18	18	39
Public offering costs	—	62	—	—	264
Equity based compensation	—	—	—	—	17,487
Stock based compensation	503	423	489	1,402	1,294
Interest expense	316	150	452	965	995
Other (income) expense, net	(3)	2	9	5	94
Adjusted EBITDA	$2,333	$15,660	$10,852	$24,774	$53,531

Natural Sand Proppant Services

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
Reconciliation of Adjusted EBITDA to net (loss) income:	2019	2018	2019	2019	2018
Net (loss) income	$(5,990)	$956	$628	$(3,222)	$21,257
Depreciation, depletion, accretion and amortization expense	4,022	4,184	4,528	11,423	10,381
Acquisition related costs	—	—	8	8	(38)
Public offering costs	—	49	—	—	144
Stock based compensation	216	211	236	656	602
Interest expense	43	37	72	145	193
Other expense (income), net	99	199	(32)	67	222
Adjusted EBITDA	$(1,610)	$5,636	$5,440	$9,077	$32,761

MAMMOTH ENERGY SERVICES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Other Services(a)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
Reconciliation of Adjusted EBITDA to net loss:	2019	2018	2019	2019	2018
Net loss	$(10,297)	$(11,993)	$(17,515)	$(38,356)	$(24,243)
Depreciation and amortization expense	7,640	8,520	7,625	23,355	25,710
Impairment of long-lived assets	6,542	4,439	—	6,542	4,626
Inventory obsolescence charges	1,349	—	—	1,349	—
Acquisition related costs	—	93	7	7	133
Public offering costs	—	26	—	—	100
Stock based compensation	198	226	210	621	817
Interest expense, net	440	112	641	1,338	1,125
Other (income) expense, net	(225)	18	49	92	85
(Benefit) provision for income taxes	(9,271)	(2,777)	4,009	(4,045)	(3,935)
Adjusted EBITDA	$(3,624)	$(1,336)	$(4,974)	$(9,097)	$4,418

a.
Includes results for Mammoth's contract land and directional drilling, coil tubing, pressure control, flowback, cementing, acidizing, equipment rentals, crude oil hauling and remote accommodations services and corporate related activities. The Company's corporate related activities do not generate revenue.